UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 17, 2023

VINEBROOK HOMES TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-56274	83-1268857
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Crescent Court, Suite 700 Dallas, Texas, 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement.

The information set forth in Item 1.02 below is incorporated by reference into this Item 1.01.

Item 1.02         Termination of a Material Definitive Agreement.

Tusk Termination Agreement and Release

On January 17, 2023, VineBrook Homes Trust, Inc. (the “Company”), through its indirect subsidiary VB Seven, LLC (“Buyer”), entered into a Termination Agreement and Release (the “Tusk Termination Agreement”) with SOF-XI Term Holdings, L.P. (the “Term Holdings Seller”) and SOF-XI Term Parent Holdings, L.P (together with Term Holdings Seller, the “Tusk Sellers”). Pursuant to the terms of the Tusk Termination Agreement, the Buyer and Tusk Sellers agreed to terminate the Buyer’s acquisition of the Tusk portfolio of homes pursuant to an interest purchase agreement (the “Tusk Purchase Agreement”), the terms of which were previously disclosed. The Buyer and Tusk Sellers also agreed that Buyer forfeited its initial deposit to the Tusk Sellers. The Buyer and the Tusk Sellers also agreed to a mutual release of claims.

Siete Termination Agreement and Release

On January 17, 2023, the Company, through the Buyer, entered into a Termination Agreement and Release (the “Siete Termination Agreement”) with the Term Holdings Seller, SOF-XI RS Holdings, L.P. (“RS Holdings”) and SFR Master Holding, L.P. (together with Term Holdings Seller and RS Holdings, the “Siete Sellers”). Pursuant to the terms of the Siete Termination Agreement, the Buyer and Siete Sellers agreed to terminate the Buyer’s acquisition of the Siete portfolio of homes pursuant to an interest purchase agreement (the “Siete Purchase Agreement”), the terms of which were previously disclosed. The Buyer and Siete Sellers also agreed that Buyer forfeited its initial deposit to the Siete Sellers. The Buyer and the Siete Sellers also agreed to a mutual release of claims.

For additional information regarding the Tusk Purchase Agreement and the Siete Purchase Agreement, see the description included in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 8, 2022, which is incorporated by reference herein. Further, references to the Tusk Purchase Agreement and the Siete Purchase Agreement are qualified in their entirety by the terms and conditions of the Tusk Purchase Agreement and Siete Purchase Agreement, where are filed as Exhibits 2.1 and 2.2, respectively, to the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2022 filed by the Company with the SEC on November 14, 2022, which are incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINEBROOK HOMES TRUST, INC.

/s/ Brian Mitts
Name:	Brian Mitts
Title:	Interim President, Chief Financial Officer,
Assistant Secretary and Treasurer

Date: January 23, 2023